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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported)  August 5, 1997

                             Network General Corporation
                  (Exact name of registrant as specified in charter)

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           Delaware                      0-17431               77-0115204
 (State or other jurisdiction     (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification No.)

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                                 4200 Bohannon Drive
                            Menlo Park, California  94025
                 (Address of principal executive offices) (Zip Code)

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         Registrant's telephone number, including area code   (650) 473-2000


            (Former name or former address, if changed since last report)






                       The Exhibit Index is located on page 2.


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    (a) On July 29, 1997, Network General Corporation (the "Company"), Network General Technology Corporation, a wholly-owned subsidiary of the Company ("NGTC"), Cinco Networks, Inc. ("Cinco") and the selling shareholders named therein (the "Selling Shareholders") entered into a definitive agreement whereby NGTC agreed to acquire (the "Acquisition") all of the outstanding capital stock of Cinco (the "Purchase Agreement")."). The Purchase Agreement was amended by written amendment on August 5, 1997 ("Amendment No. 1").

    The terms of the Purchase Agreement, as amended by Amendment No. 1, provide for NGTC to acquire from the Selling Shareholders all of the outstanding capital stock of Cinco for an initial payment of $26,280,000, plus certain additional payments upon the achievement of certain contingencies. The purchase price for the Cinco shares was arrived at by arms' length negotiation. The purchase price was paid using funds from the working capital of the Company and NGTC. The Acquisition closed on August 5, 1997.

    Prior to the Acquisition, no material relationship existed between the shareholders of Cinco and the Company or NGTC, any affiliates of the Company or NGTC, any director or officer of the Company or NGTC, or any associate of any such director or officer

    A copy of the Purchase Agreement and Amendment No. 1, both by and among the Company, NGTC, Cinco and the Selling Shareholders, and of the Company's press release announcing the Purchase Agreement ("Press Release") are attached as
EXHIBIT 2.1, EXHIBIT 2.2 and EXHIBIT 99.1, respectively, and are incorporated herein by reference.

    (b)  Not applicable.

ITEM 7.  EXHIBITS.

    (a)  Not applicable.

    (b)  Not applicable.

    (c) The following exhibits are attached hereto and filed herewith and shall be deemed to be the Exhibit Index:



     EXHIBIT NO.                            DESCRIPTION

         2.1 Purchase Agreement dated July 29, 1997 by and among the Company, NGTC, Cinco and the Selling Shareholders.

         2.2 Amendment No. 1 to the Purchase Agreement dated August 5, 1997 by and among the Company, NGTC, Cinco and the Selling Shareholders.

         99.1      Press Release dated July 29, 1997 announcing the Purchase
                   Agreement.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETWORK GENERAL CORPORATION

Date:  August 20, 1997                By:  /s/ James T. Richardson
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                                           James T. Richardson
                                           Senior Vice President
                                           and Chief Financial Officer


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